SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                             SECURITIES ACT OF 1934


      Date of Report (Date of earliest event reported) November 29, 2006
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                          AMCON DISTRIBUTING COMPANY
                          --------------------------
           (Exact name of registrant as specified in its charter)


   DELAWARE                         1-15589                    47-0702918
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(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)


                       7405 Irvington Road, Omaha, NE 68122
                       ------------------------------------
                (Address of principal executive offices) (Zip Code)


                                (402) 331-3727
                                --------------
             (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    Written communications pursuant to Rule 425 under the Securities Act
---(17 CFR 230.425)
    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
---(17 CFR 240.14a-12)
    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange --- Act(17 CFR 240.14d-2(b))
    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange --- Act (17 CFR 240.13e-4(c))




ITEM 7.01 REGULATION FD DISCLOSURE

On November 29, 2006, AMCON Distributing Company (the "Company") announced receipt of a supplemental letter from the American Stock Exchange (the "AMEX") indicating that the Company is not in compliance with AMEX's continued listing requirements, the AMEX has accepted the Company's compliance plan as described in the press release and that the Company's listing is being continued pursuant to an extension. A copy of the press release containing the announcement is attached to this current report filed on Form 8-K as Exhibit 99.1 and is incorporated in its entirety in this Item
7.01 disclosure by reference.

The information in this Form 8-K and Exhibit 99.1 hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as and when expressly set forth by such specific reference in such filing.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

         (d) Exhibits

         EXHIBIT NO.       DESCRIPTION

         99.1 Press release, dated November 29, 2006, issued by AMCON Distributing Company announcing agreement with American Stock Exchange

                                  SIGNATURE
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMCON DISTRIBUTING COMPANY
                                     (Registrant)


Date: November 29, 2006          By :    Andrew C. Plummer
                                         -------------------------
                                Name:    Andrew C. Plummer
                                Title:   Vice President & Acting
                                          Chief Financial Officer


                             Exhibit 99.1

          AMERICAN STOCK EXCHANGE ACCEPTS COMPLIANCE PLAN WITH AMCON

                             NEWS RELEASE

Chicago, IL, November 29, 2006 - AMCON Distributing Company ("AMCON") (AMEX:DIT), an Omaha, Nebraska based consumer products company is pleased to announce that the American Stock Exchange ("AMEX" or "Exchange") has accepted the comprehensive plan of compliance that AMCON submitted on October 11, 2006. As of the filing on November 27, 2006 of the Company's Form 10-Q for the period ended June 30, 2006, the Company believes that it is in compliance with Sections 134 and 1101 of the AMEX Company Guide. Additionally, the AMEX will continue to list the Company's stock provided the Company is in compliance with Section 1003(a) (i) of the AMEX Company Guide by March 11, 2008 and makes progress toward the goals set forth in the plan which will be subject to periodic review by the AMEX.

Christopher Atayan, AMCON's Chief Executive Officer noted "We continue to maintain a close dialogue with senior officials at the AMEX and are delighted that they have recognized the progress we are making on our compliance plan. We value our relationship with the Exchange and look forward to maintaining our listing and long term relationship with AMEX."

"Selling the assets of Hawaiian Natural Water Company was a big step forward in terms of our ability to meet the net worth requirements as set forth in
Section 1003(a) (i) noted Andrew Plummer, AMCON's Acting Chief Financial Officer. "Our core businesses of Wholesale Distribution and Retail Health Food continue to be profitable, which is a key element of our strategy moving forward," continued Plummer.

As previously announced, AMCON is in discussions with respect to the sale of the assets at its discontinued Trinity Springs water business and will make a further announcement as circumstances warrant.

AMCON is a leading wholesale distributor of consumer products, including beverages, candy, tobacco, groceries, food service, frozen and chilled foods, and health and beauty care products with distribution centers in Illinois, Missouri, Nebraska, North Dakota and South Dakota. Chamberlin's Natural Foods, Inc. and Health Food Associates, Inc., both wholly-owned subsidiaries of The Healthy Edge, Inc., operate health and natural product retail stores in central Florida (6), Kansas, Missouri, Nebraska and Oklahoma (4). The retail stores operate under the names Chamberlin's Market & Cafe and Akins Natural Foods Market.

This news release contains forward-looking statements that are subject to risks and uncertainties and which reflect management's current beliefs and estimates of future economic circumstances, industry conditions, Company performance and financial results. A number of factors could affect the future results of the Company and could cause those results to differ materially from those expressed in the Company's forward-looking statements including, without limitation, availability of sufficient cash resources to conduct its business and meet its capital expenditures needs. Moreover, past financial performance should not be considered a reliable indicator of future performance. Accordingly, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all such forward-looking statements.

Visit AMCON Distributing Company's web site at: www.amcon.com

For Further Information Contact:
Christopher H. Atayan
AMCON Distributing Company
Ph 312-327-1770
Fax: 312-527-3964

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